UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07642

Name of Fund: MuniAssets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniAssets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 05/31/05

Item 1 - Report to Stockholders

                                   MuniAssets
                                   Fund, Inc.

Annual Report
May 31, 2005

MuniAssets Fund, Inc.

Portfolio Information as of May 31, 2005

                                                                      Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                   0.9%
AA/Aa ...................................................                   0.2
A/A .....................................................                   3.4
BBB/Baa .................................................                  17.8
BB/Ba ...................................................                  21.5
B/B .....................................................                  12.3
CCC/Caa .................................................                   3.4
NR (Not Rated) ..........................................                  40.1
Other* ..................................................                   0.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of May 31, 2005, none of the Fund's total net assets were invested in inverse floaters.


2               MUNIASSETS FUND, INC.           MAY 31, 2005

A Letter From the President

Dear Shareholder

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product grew at an estimated 3.5% in the first quarter of 2005. The slowdown was not entirely unexpected given last year's healthy growth and the evolution of the economic cycle. The Federal Reserve Board -- with one eye firmly affixed on the economic indicators and the other on inflationary measures -- has increased the federal funds rate by 25 basis points (.25%) at each of its eight meetings since June 2004. At period-end, the target short-term interest rate stood at 3%.

U.S. equity markets ended 2004 in a strong rally, but have struggled to record meaningful gains in 2005. The potential for slowing economic and corporate earnings growth, as well as volatile energy prices, have intermittently hampered equity market progress. On the positive side, corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. In Asia, equities have continued to benefit from higher economic growth prospects and valuations that appear inexpensive relative to other parts of the world.

In the bond market, the yield curve flattening "conundrum" continued as short-term and long-term yields moved still closer together. Over the past year, the two-year Treasury yield increased 106 basis points while the 10-year Treasury yield declined 66 basis points. At May 31, 2005, the two-year Treasury note yielded 3.60% and the 10-year Treasury note yielded 4%. The falling long-term rates may be partly attributed to foreign interest in U.S. assets and increased issuance of short-term Treasury bonds to finance the federal deficit. Notably, the government is considering the reissuance of the 30-year Treasury, which was suspended in August 2001. This would allow the U.S. Treasury to adopt a more flexible approach to borrowing, while providing investors with another long-term fixed income option.

Amid these conditions, the major benchmarks posted six-month and 12-month returns as follows:

Total Returns as of May 31, 2005                                        6-month        12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +2.42%          + 8.24%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -2.10%          + 9.82%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +1.81%          +14.62%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.90%          + 6.82%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +3.51%          + 7.96%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.60%          + 9.97%
-----------------------------------------------------------------------------------------------

While the environment is likely to remain somewhat challenging, we believe opportunities exist for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                      Sincerely,


                                      /s/ Robert C. Doll, Jr.

                                      Robert C. Doll, Jr.
                                      President and Director


                MUNIASSETS FUND, INC.           MAY 31, 2005                   3

A Discussion With Your Fund's Portfolio Manager

      The Fund's total return exceeded the Lipper category average by nearly 200 basis points for the fiscal year, reflecting both favorable sector allocations and positive security selection.

Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved sharply lower over the past 12 months as short-term interest rates increased. For all of 2004, real gross domestic product (GDP) grew at an annualized rate of 4.4%, well ahead of 2003's annual rate of 3%. The initial estimate of first quarter 2005 GDP growth came in at 3.5%, in keeping with many economists' expectations.

It appeared that continued economic improvements were generally disregarded as investors focused on inflationary trends, currency-related demand for long-term U.S. securities, slowing foreign economies and interest rate action on the part of the Federal Reserve Board (the Fed). Over the past 12 months, 30-year U.S. Treasury bond yields declined 103 basis points (1.03%) to 4.32%, while 10-year Treasury note yields fell 66 basis points to 4%. The Fed continued to raise short-term interest rates at each of its meetings since June 2004, bringing the federal funds rate to 3% by period-end. As short-term interest rates increased while longer-term interest rates fell, the yield curve continued to flatten.

In the tax-exempt market, yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 58 basis points during the year to 4.78%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 73 basis points to 4.26%, while AAA-rated bonds maturing in 10 years saw their yields decline 44 basis points to 3.49%.

Over the past year, nearly $375 billion in long-term municipal securities was underwritten, roughly in line with last year's issuance of $385 billion. Issuance so far in 2005 has been boosted by more than a 40% increase in refunding issues as municipalities sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained generally positive during the period. Investment Company Institute statistics indicate that, year-to-date through April 30, 2005, net new cash flows into long-term municipal bond funds exceeded $697 million. This represented a significant improvement from the $2.86 billion net outflow seen during the same period in 2004. Throughout much of the past 12 months, high yield tax-exempt bond funds experienced very positive net cash flows. During May, these lower-rated/non-rated bond funds received an average of $175 million per week. The need to invest these ongoing cash flows has led to strong demand for lower-rated issues and a resultant narrowing of credit spreads.

Looking ahead, the tax-exempt market's supply/demand position remains generally favorable. The refunding deals that inflated new-issue supply so far in 2005 are not likely to be repeated later in the year. Municipal bond issues have underperformed their taxable counterparts in recent months as U.S. Treasury bonds enjoyed increased demand from foreign governments, which are unable to benefit from the tax advantage inherent in tax-exempt products. This underperformance, however, has resulted in very attractive tax-exempt bond yield ratios. At 95% - 102%, tax-exempt bond yield ratios are well above recent historic averages. We believe this should continue to attract both traditional and nontraditional investors to the marketplace, especially if new municipal bond issuance remains modest.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended May 31, 2005, the Common Stock of MuniAssets Fund, Inc. had net annualized yields of 6.04% and 6.10%, based on a year-end per share net asset value of $13.40 and a per share market price of $13.27, respectively, and $.810 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +15.65%, based on a change in per share net asset value from $12.36 to $13.40, and assuming reinvestment of all distributions.

The Fund's total return for the year, based on net asset value, exceeded the +13.77% average return of the Lipper High Yield Municipal Debt Funds category. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.) The outperformance is attributed to the sector allocations that we implemented some time ago and have kept largely intact. Specifically, the Fund's overweight exposure to corporate-related tax-exempt debt in the transportation and health care sectors, as well as tax-backed


4               MUNIASSETS FUND, INC.           MAY 31, 2005
and assessment-related residential and commercial real estate projects, contributed to the strong relative performance. These sectors benefited from the ongoing contraction of credit spreads, a trend that was particularly advantageous in the airline and tobacco sectors, two of the market's top performers. The narrowing of spreads has been supported by a generally improving economy, a moderate pace of inflation and the Fed's measured approach to interest rate increases, which generally served to sustain investors' appetites for risk.

In terms of specific securities, we saw strong performance from capital appreciation bonds (or zero coupon bonds) representing toll road financing for the Pocahontas Parkway in Virginia. In conjunction with the toll road's opening in 2002 and the subsequent increase in traffic, spreads on these bonds narrowed significantly, making it a meaningful contributor to the Fund's performance.

For the six-month period ended May 31, 2005, the total investment return on the Fund's Common Stock was +7.23%, based on a change in per share net asset value from $12.90 to $13.40, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the year?

We continued to trim our exposure to corporate-related sectors through tactical sales as the market provided opportunities. Because the corporate sector tends to be the most volatile in the municipal market, our goal was to realize profits while also preparing the Fund for an eventual turn in the credit cycle (i.e., widening credit spreads). Offsetting these sales, we increased the Fund's position in the tax-backed sector, specifically commercial and residential real estate, as well as long-term care, a subsector of health care. Long-term care focuses on the construction of retirement facilities that provide a range of continuing care options, including independent living arrangements, assisted living and skilled nursing facilities.

Reflecting our move out of corporate bonds and into the other two sectors, many of the holdings sold have been in the B, BB and BBB rating categories. In turn, the bonds we purchased tended to be non-rated. While ostensibly this may appear to indicate a reduction in the portfolio's average credit quality, we actually view many of the non-rated issues we added as more solid credits than some of the corporate bonds we sold. They tend to exhibit lower volatility and, in some cases, higher degrees of liquidity. As mentioned in our previous report to shareholders, another reason for initiating this trade is our desire to achieve more market-neutral weightings in each of these categories. We have been overweight in the B-BBB range for some time, and underweight in non-rated issues. By reallocating assets to lower-rated issues, we have effectively been able to boost portfolio income and increase the Fund's dividend reserves.

Finally, we maintained our exposure to debt issued by the State of California, which has continued to benefit Fund performance as spreads tightened. We believe additional upside could exist in the California market, particularly if the state pursues refinancing opportunities in the current low interest rate environment.

How would you characterize the Fund's position at the close of the period?

We continue to focus on capturing relative value within the high yield municipal arena as a means of enhancing the Fund's returns over time. At period-end, the Fund remained overweight in the B to BBB range, although less so than at the beginning of the period. We expect to continue our strategy of trimming our exposure in this area. We have made strides in terms of diversifying the portfolio during the past year, and we look forward to discussing further progress in our next report to shareholders.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

June 9, 2005


                MUNIASSETS FUND, INC.           MAY 31, 2005                   5

Schedule of Investments                                           (in Thousands)

                         Face
State                    Amount    Municipal Bonds                                                                           Value
====================================================================================================================================
Alabama--0.9%            $ 2,420   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of America--Jefferson
                                   Smurfit Corp. Project), 8% due 4/01/2009                                                 $  2,478
====================================================================================================================================
Alaska--0.5%               1,290   Alaska Industrial Development and Export Authority Revenue Bonds (Williams Lynxs Alaska
                                   Cargoport), AMT, 7.80% due 5/01/2014                                                        1,361
====================================================================================================================================
Arizona--7.3%                      Coconino County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                                   (Tucson Electric Power--Navajo):
                           3,000         AMT, Series A, 7.125% due 10/01/2032                                                  3,171
                           2,500         Series B, 7% due 10/01/2032                                                           2,610
                           1,425   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools Project
                                   1), Series A, 6.625% due 7/01/2020                                                          1,419
                                   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King Apartments Project):
                           1,540         Series A, 6.75% due 5/01/2031                                                         1,257
                           2,345         Sub-Series C, 9.50% due 11/01/2031                                                    1,809
                           7,600   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America West Airlines
                                   Inc. Project), AMT, 6.30% due 4/01/2023                                                     5,601
                                   Pima County, Arizona, IDA, Education Revenue Bonds:
                           1,420         (Arizona Charter Schools Project), Series E, 7.25% due 7/01/2031                      1,535
                           1,000         (Arizona Charter Schools Project II), Series A, 6.75% due 7/01/2031                   1,046
                           1,320   Show Low, Arizona, Improvement District No. 5, Special Assessment Bonds,
                                   6.375% due 1/01/2015                                                                        1,381
====================================================================================================================================
California--2.8%                   California State, Various Purpose, GO:
                           1,900         5.25% due 11/01/2025                                                                  2,073
                           1,300         5.50% due 11/01/2033                                                                  1,445
                           1,320   Fontana, California, Special Tax, Refunding (Community Facilities District No. 22--
                                   Sierra), 6% due 9/01/2034                                                                   1,363
                           2,620   Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
                                   Revenue Bonds, Series B, 5.50% due 6/01/2043                                                2,809
====================================================================================================================================
Colorado--7.2%             2,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D,
                                   7.75% due 11/15/2013 (a)                                                                    2,402
                                   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds (Pavilions),
                                   AMT:
                           2,450         7.75% due 9/01/2016                                                                   2,589
                           3,000         7.75% due 9/01/2017                                                                   3,165
                                   Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee):
                           1,890         Series A, 7.10% due 9/01/2014                                                         2,047
                           2,095         Series A, 7.30% due 9/01/2022                                                         2,262
                           1,000         Series B, 7% due 9/01/2031                                                            1,033
                           1,760   North Range, Colorado, Metropolitan District No. 1, GO, 7.25% due 12/15/2031                1,783
                           2,850   Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue Bonds (Public
                                   Improvement Fees), 8% due 12/01/2025                                                        3,172
                           1,170   Southlands, Colorado, Medical District, GO (Metropolitan District No. 1),
                                   7.125% due 12/01/2034                                                                       1,288
====================================================================================================================================
Connecticut--3.4%          2,350   Bridgeport, Connecticut, Senior Living Facilities Revenue Bonds (3030 Park Retirement
                                   Community Project), 7.25% due 4/01/2035                                                     2,441
                             680   Connecticut State Development Authority, Airport Facility Revenue Bonds (LearJet Inc.
                                   Project), AMT, 7.95% due 4/01/2026                                                            809
                           3,490   Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project), AMT,
                                   8% due 4/01/2030                                                                            3,714
                           2,330   New Haven, Connecticut, Facility Revenue Bonds (Hill Health Corporation Project),
                                   9.25% due 5/01/2017                                                                         2,338

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes


6               MUNIASSETS FUND, INC.           MAY 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                         Face
State                    Amount    Municipal Bonds                                                                           Value
====================================================================================================================================
Florida--5.1%            $   740   Arbor Greene Community Development District, Florida, Special Assessment Revenue Bonds,
                                   7.60% due 5/01/2018                                                                      $    778
                           1,130   Capital Projects Finance Authority, Florida, Continuing Care Retirement Revenue Bonds
                                   (Glenridge on Palmer Ranch), Series A, 8% due 6/01/2032                                     1,237
                             495   Harbor Bay, Florida, Community Development District, Capital Improvement Special
                                   Assessment Revenue Bonds, Series A, 7% due 5/01/2033                                          533
                           2,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds (National Gypsum
                                   Company), AMT, Series A, 7.125% due 4/01/2030                                               2,250
                           3,255   Midtown Miami, Florida, Community Development District, Special Assessment Revenue
                                   Bonds, Series A, 6.25% due 5/01/2037                                                        3,444
                           2,305   Orlando, Florida, Urban Community Development District, Capital Improvement Special
                                   Assessment Bonds, Series A, 6.95% due 5/01/2033                                             2,488
                           2,400   Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25% due 7/01/2028                2,303
                             935   Waterchase, Florida, Community Development District, Capital Improvement Revenue Bonds,
                                   Series A, 6.70% due 5/01/2032                                                               1,000
====================================================================================================================================
Georgia--3.5%              3,000   Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station Project), 7.90% due 12/01/2024     3,287
                                   Brunswick & Glynn County, Georgia, Development Authority, First Mortgage Revenue Bonds
                                   (Coastal Community Retirement Corporation Project), Series A:
                           1,165         7.125% due 1/01/2025                                                                  1,229
                           1,690         7.25% due 1/01/2035                                                                   1,788
                           2,000   Milledgeville-Baldwin County, Georgia, Development Authority Revenue Bonds (Georgia
                                   College and State University Foundation), 5.625% due 9/01/2030                              2,123
                           1,170   Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway), First Mortgage, Series A,
                                   7.40% due 1/01/2034                                                                         1,225
====================================================================================================================================
Idaho--0.4%                1,000   Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley Vista Care
                                   Corporation), Series A, 7.75% due 11/15/2016                                                1,019
====================================================================================================================================
Illinois--4.7%             2,630   Caseyville, Illinois, Senior Tax Increment Revenue Bonds (Forest Lakes Project),
                                   7% due 12/30/2022                                                                           2,653
                           4,000   Chicago, Illinois, O'Hare International Airport, Special Facility Revenue Refunding
                                   Bonds (American Airlines Inc. Project), 8.20% due 12/01/2024                                3,710
                             600   Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75% due 12/01/2032           625
                                   Illinois Development Finance Authority Revenue Bonds (Primary Health Care Centers
                                   Facilities Acquisition Program):
                             560         7.50% due 12/01/2006                                                                    574
                             115         7.50% due 12/01/2006 (e)                                                                120
                             475         7.75% due 12/01/2006 (d)                                                                515
                           2,720         7.75% due 12/01/2016                                                                  2,854
                             685   Illinois State Finance Authority Revenue Bonds (Primary Health Care Centers Program),
                                   6.60% due 7/01/2024                                                                           698
                           1,070   Lincolnshire, Illinois, Special Service Area No. 1, Special Tax Bonds (Sedgebrook
                                   Project), 6.25% due 3/01/2034                                                               1,139
====================================================================================================================================
Iowa--1.0%                 2,250   Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds (Care
                                   Initiatives Project), 9.25% due 7/01/2025                                                   2,751
====================================================================================================================================
Kentucky--0.9%             2,850   Kenton County, Kentucky, Airport Board, Special Facilities Revenue Bonds (Mesaba
                                   Aviation Inc. Project), AMT, Series A, 6.70% due 7/01/2029                                  2,350
====================================================================================================================================
Louisiana--2.8%            7,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project),
                                   7.50% due 7/01/2013                                                                         7,754
====================================================================================================================================
Maine--0.4%                1,160   Maine Finance Authority, Solid Waste Recycling Facilities Revenue Bonds (Great Northern
                                   Paper Project--Bowater), AMT, 7.75% due 10/01/2022                                          1,166
====================================================================================================================================
Maryland--1.7%             1,910   Maryland State Economic Development Corporation, Revenue Refunding Bonds (Baltimore
                                   Association for Retarded Citizens--Health and Mental Hygiene Program), Series A,
                                   7.75% due 3/01/2025                                                                         2,041
                           2,500   Maryland State Energy Financing Administration, Limited Obligation Revenue Bonds
                                   (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019                                   2,554


                MUNIASSETS FUND, INC.           MAY 31, 2005                   7

Schedule of Investments (continued)                               (in Thousands)

                         Face
State                    Amount    Municipal Bonds                                                                           Value
====================================================================================================================================
Massachusetts--1.8%      $ 1,680   Massachusetts State Development Finance Agency, Revenue Refunding Bonds (Eastern
                                   Nazarene College), 5.625% due 4/01/2029                                                  $  1,686
                           1,150   Massachusetts State Health and Educational Facilities Authority Revenue Bonds (Jordan
                                   Hospital), Series E, 6.75% due 10/01/2033                                                   1,273
                           2,045   Massachusetts State Health and Educational Facilities Authority, Revenue Refunding
                                   Bonds (Bay Cove Human Services Issue), Series A, 5.90% due 4/01/2028                        2,027
====================================================================================================================================
Michigan--0.8%               400   Eastern Michigan University Revenue Refunding Bonds, VRDN, 2.96% due 6/01/2027 (b)(f)         400
                           1,635   Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds (Mount
                                   Clemens General Hospital), Series B, 5.875% due 11/15/2034                                  1,650
====================================================================================================================================
Minnesota--1.3%            1,180   Minneapolis & Saint Paul, Minnesota, Metropolitan Airports Commission, Special
                                   Facilities Revenue Refunding Bonds (Northwest Airlines Inc. Project), AMT, 7.375%
                                   due 4/01/2025                                                                               1,151
                           1,770   Saint Paul, Minnesota, Port Authority, Hotel Facility Revenue Refunding Bonds (Radisson
                                   Kellogg Project), Series 2, 7.375% due 8/01/2029                                            1,858
                             440   Virginia, Minnesota, Housing and Redevelopment Authority, Health Care Facility Lease
                                   Revenue Bonds, 5.25% due 10/01/2025                                                           462
====================================================================================================================================
Missouri--0.9%                     Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds (Gravois Bluffs):
                             235         6.75% due 10/01/2015                                                                    237
                           1,000         7% due 10/01/2021                                                                     1,082
                           1,000   Kansas City, Missouri, IDA, First Mortgage Health Facilities Revenue Bonds (Bishop
                                   Spencer Place), Series A, 6.50% due 1/01/2035                                               1,024
====================================================================================================================================
Nevada--0.3%                 650   Clark County, Nevada, Improvement District No. 142 Special Assessment,
                                   6.375% due 8/01/2023                                                                          671
====================================================================================================================================
New Jersey--16.4%                  Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds (Holt Hauling &
                                   Warehousing), AMT, Series A (g)(h):
                           5,600         9.625% due 1/01/2011                                                                    713
                           5,800         9.875% due 1/01/2021                                                                    738
                             770   Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste Resource
                                   Recovery Revenue Bonds, Series D, 7.25% due 12/01/2010                                        770
                                   Camden County, New Jersey, Pollution Control Financing Authority, Solid Waste Resource
                                   Recovery Revenue Refunding Bonds, AMT:
                           9,000         Series A, 7.50% due 12/01/2010                                                        8,999
                             985         Series B, 7.50% due 12/01/2009                                                          985
                           3,065   New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50% due 6/15/2024                            3,258
                           2,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7% due 10/01/2014           2,605
                                   New Jersey EDA, Retirement Community Revenue Bonds:
                           1,665         (Cedar Crest Village Inc. Facility), Series A, 7.25% due 11/15/2021                   1,802
                           5,800         (Seabrook Village Inc.), Series A, 8.125% due 11/15/2023                              6,560
                                   New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project), AMT:
                           2,000         6.25% due 9/15/2019                                                                   1,757
                           6,195         6.25% due 9/15/2029                                                                   5,222
                           1,250         9% due 6/01/2033                                                                      1,322
                           2,650   New Jersey Health Care Facilities Financing Authority Revenue Bonds (Pascack Valley
                                   Hospital Association), 6.625% due 7/01/2036                                                 2,647
                           1,500   New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds
                                   (Trinitas Hospital Obligation Group), 7.40% due 7/01/2020                                   1,716
                           4,115   Tobacco Settlement Financing Corporation of New Jersey, Asset-Backed Revenue Bonds,
                                   5.75% due 6/01/2032                                                                         4,162
                           1,425   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7% due 6/01/2041      1,578
====================================================================================================================================
New Mexico--1.0%           2,500   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Co.--San Juan Project),
                                   Series A, 6.95% due 10/01/2020                                                              2,622
====================================================================================================================================
New York--3.3%             1,400   Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds (Saint Francis
                                   Hospital), Series A, 7.50% due 3/01/2029                                                    1,465
                                   New York City, New York, City IDA, Civic Facility Revenue Bonds:
                             510         Series C, 6.80% due 6/01/2028                                                           543
                           2,715         (Special Needs Facilities Pooled Program), Series C-1, 6.625% due 7/01/2029           2,607
                           2,400   New York City, New York, City IDA, Special Facility Revenue Bonds (British Airways Plc
                                   Project), AMT, 7.625% due 12/01/2032                                                        2,677
                           1,575   Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds
                                   (Kendal on Hudson Project), Series A, 6.50% due 1/01/2034                                   1,661


8               MUNIASSETS FUND, INC.           MAY 31, 2005

Schedule of Investments (continued)     (in Thousands)

                         Face
State                    Amount    Municipal Bonds                                                                           Value
====================================================================================================================================
North Carolina--0.6%     $ 1,500   North Carolina Medical Care Commission, Retirement Facilities, First Mortgage Revenue
                                   Bonds (Givens Estates Project), Series A, 6.50% due 7/01/2032                            $  1,618
====================================================================================================================================
Oregon--0.8%                       Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds (Wauna
                                   Cogeneration Project):
                           1,440         AMT, Series B, 7.40% due 1/01/2016                                                    1,476
                             700         Series A, 7.125% due 1/01/2021                                                          718
====================================================================================================================================
Pennsylvania--5.4%         2,330   Montgomery County, Pennsylvania, IDA Revenue Bonds (Whitemarsh Continuing Care
                                   Project), 6.125% due 2/01/2028                                                              2,408
                           3,250   Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds
                                   (National Gypsum Company), AMT, Series A, 6.25% due 11/01/2027                              3,501
                           2,270   Philadelphia, Pennsylvania, Authority for IDR (Air Cargo), AMT, Series A,
                                   7.50% due 1/01/2025                                                                         2,366
                           6,440   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                   7.75% due 12/01/2017                                                                        6,581
====================================================================================================================================
South Carolina--1.4%       3,500   South Carolina Jobs, EDA, Economic Development Revenue Bonds (Westminster Presbyterian
                                   Center), 7.75% due 11/15/2030                                                               3,743
====================================================================================================================================
Tennessee--0.9%            2,500   Shelby County, Tennessee, Health, Educational and Housing Facilities Board Revenue
                                   Bonds (Germantown Village), Series A, 7.25% due 12/01/2034                                  2,604
====================================================================================================================================
Texas--8.4%                1,000   Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.), First
                                   Tier, Series A, 6.70% due 1/01/2028                                                         1,072
                             700   Bell County, Texas, Health Facilities Development Corporation, Hospital Revenue Bonds
                                   (Scott & White Memorial Hospital), VRDN, Series 2001-2, 2.95% due 8/15/2031 (c)(f)            700
                                   Brazos River Authority, Texas, PCR, Refunding, AMT:
                           2,550         (Texas Utility Company), Series A, 7.70% due 4/01/2033                                3,028
                           3,865         (Utilities Electric Company), Series B, 5.05% due 6/01/2030                           3,932
                           1,680   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant Energy Inc. Project),
                                   Series B, 7.75% due 12/01/2018                                                              1,866
                           2,340   Grand Prairie, Texas, Housing Finance Corporation Revenue Bonds (Independent Senior
                                   Living Center), 7.75% due 1/01/2034                                                         2,305
                           1,400   Houston, Texas, Health Facilities Development Corporation, Retirement Facility Revenue
                                   Bonds (Buckingham Senior Living Community), Series A, 7.125% due 2/15/2034                  1,510
                           3,190   Matagorda County, Texas, Navigation District No. 1 Revenue Refunding Bonds (Reliant
                                   Energy Inc.), Series C, 8% due 5/01/2029                                                    3,516
                           1,860   Port Corpus Christi, Texas, Individual Development Corporation, Environmental
                                   Facilities Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 8.25%
                                   due 11/01/2031                                                                              1,995
                           3,000   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese Project), AMT, Series B,
                                   6.70% due 11/01/2030                                                                        3,162
====================================================================================================================================
Utah--0.6%                 1,660   Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds (Laidlaw
                                   Environmental), AMT, Series A, 7.45% due 7/01/2017                                          1,711
====================================================================================================================================
Virginia--8.4%             1,500   Dulles Town Center, Virginia, Community Development Authority, Special Assessment Tax
                                   (Dulles Town Center Project), 6.25% due 3/01/2026                                           1,549
                                   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Capital Appreciation,
                                   Senior Series B:
                          48,400         5.95%* due 8/15/2031                                                                 10,177
                          48,400         5.95%* due 8/15/2032                                                                  9,538
                           1,590   Tobacco Settlement Financing Corporation of Virginia, Asset-Backed Revenue Bonds,
                                   5.625% due 6/01/2037                                                                        1,584
====================================================================================================================================
West Virginia--0.4%        1,320   Princeton, West Virginia, Hospital Revenue Refunding Bonds (Community Hospital
                                   Association Inc. Project), 6% due 5/01/2019                                                 1,187
====================================================================================================================================
Wisconsin--0.7%            1,855   Wisconsin State Health and Educational Facilities Authority Revenue Bonds (New Castle
                                   Place Project), Series A, 7% due 12/01/2031                                                 1,899
====================================================================================================================================
Wyoming--0.9%              2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corporation
                                   Project), AMT, Series A, 7% due 6/01/2024                                                   2,527


                MUNIASSETS FUND, INC.           MAY 31, 2005                   9

Schedule of Investments (concluded)                               (in Thousands)

                         Face
                         Amount    Municipal Bonds                                                                           Value
====================================================================================================================================
U.S. Virgin              $ 3,000   Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker
Islands--1.2%                      Project), AMT, 6.50% due 7/01/2021                                                       $  3,412
====================================================================================================================================
Total Investments (Cost--$266,013**)--98.1%                                                                                  268,224

Other Assets Less Liabilities--1.9%                                                                                            5,158
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $273,382
                                                                                                                            ========

* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** The cost and unrealized appreciation (depreciation) of investments as of May 31, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ..............................................    $265,729
                                                                       ========
      Gross unrealized appreciation ...............................    $ 16,828
      Gross unrealized depreciation ...............................     (14,333)
                                                                       --------
      Net unrealized appreciation .................................    $  2,495
                                                                       ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   MBIA Insured.
(d)   Prerefunded.
(e)   Escrowed to maturity.
(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(g) Restricted securities as to resale, representing 0.5% of net assets, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                            Acquisition
      Issue                                    Date(s)           Cost      Value
      --------------------------------------------------------------------------
      Camden County, New Jersey,
       Improvement Authority, Lease
       Revenue Bonds (Holt Hauling &
       Warehousing), AMT, Series A,
       9.625% due 1/01/2011                   1/29/1997        $ 5,925    $  713

      Camden County, New Jersey,
       Improvement Authority, Lease
       Revenue Bonds (Holt Hauling &
       Warehousing), AMT, Series A,          2/06/1996-
       9.875% due 1/01/2021                   1/29/1997          5,944       738
      --------------------------------------------------------------------------
      Total                                                    $11,869    $1,451
                                                               =================

(h) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

      See Notes to Financial Statements.


10              MUNIASSETS FUND, INC.           MAY 31, 2005

Statement of Assets, Liabilities and Capital

As of May 31, 2005
========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$266,013,344) .............................                      $ 268,224,409
                       Cash .........................................................                             13,201
                       Receivables:
                          Interest ..................................................    $   5,070,505
                          Securities sold ...........................................          165,000         5,235,505
                                                                                         -------------
                       Prepaid expenses and other assets ............................                            254,723
                                                                                                           -------------
                       Total assets .................................................                        273,727,838
                                                                                                           -------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends to shareholders .................................          204,705
                          Investment adviser ........................................           94,290
                          Other affiliates ..........................................            2,340           301,335
                                                                                         -------------
                       Accrued expenses .............................................                             44,650
                                                                                                           -------------
                       Total liabilities ............................................                            345,985
                                                                                                           -------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Net Assets ...................................................                      $ 273,381,853
                                                                                                           =============
========================================================================================================================
Capital
------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share; 200,000,000 shares
                        authorized; 20,399,713 shares issued and outstanding ........                      $   2,039,971
                       Paid-in capital in excess of par .............................                        297,146,644
                       Undistributed investment income--net .........................    $   3,524,872
                       Accumulated realized capital losses--net .....................      (31,540,699)
                       Unrealized appreciation--net .................................        2,211,065
                                                                                         -------------
                       Total accumulated losses--net ................................                        (25,804,762)
                                                                                                           -------------
                       Total capital--Equivalent to $13.40 net asset value per
                        share of Common Stock (market price--$13.27) ................                      $ 273,381,853
                                                                                                           =============

      See Notes to Financial Statements.


                MUNIASSETS FUND, INC.           MAY 31, 2005                  11

Statement of Operations

For the Year Ended May 31, 2005
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                       Interest .....................................................                      $  18,361,106
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .....................................    $   1,447,637
                       Accounting services ..........................................           93,581
                       Transfer agent fees ..........................................           50,687
                       Professional fees ............................................           47,937
                       Printing and shareholder reports .............................           46,384
                       Listing fees .................................................           19,117
                       Directors' fees and expenses .................................           18,549
                       Pricing fees .................................................           15,865
                       Custodian fees ...............................................           15,562
                       Other ........................................................           19,975
                                                                                         -------------
                       Total expenses ...............................................                          1,775,294
                                                                                                           -------------
                       Investment income--net .......................................                         16,585,812
                                                                                                           -------------
========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
------------------------------------------------------------------------------------------------------------------------
                       Realized loss on investments--net ............................                            (37,012)
                       Change in unrealized appreciation/depreciation on
                        investments--net ............................................                         21,092,669
                                                                                                           -------------
                       Total realized and unrealized gain--net ......................                         21,055,657
                                                                                                           -------------
                       Net Increase in Net Assets Resulting from Operations .........                      $  37,641,469
                                                                                                           =============

      See Notes to Financial Statements.


12              MUNIASSETS FUND, INC.           MAY 31, 2005

Statements of Changes in Net Assets

                                                                                                For the Year Ended
                                                                                                      May 31,
                                                                                         -------------------------------
Increase (Decrease) in Net Assets:                                                            2005              2004
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .......................................    $  16,585,812     $  16,864,937
                       Realized loss--net ...........................................          (37,012)       (5,384,520)
                       Change in unrealized appreciation/depreciation--net ..........       21,092,669        13,149,431
                                                                                         -------------------------------
                       Net increase in net assets resulting from operations .........       37,641,469        24,629,848
                                                                                         -------------------------------
========================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .......................................      (16,462,568)      (15,993,376)
                       Realized gain--net ...........................................               --          (104,855)
                                                                                         -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to Common Stock shareholders ..................      (16,462,568)      (16,098,231)
                                                                                         -------------------------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .................................       21,178,901         8,531,617
                       Beginning of year ............................................      252,202,952       243,671,335
                                                                                         -------------------------------
                       End of year* .................................................    $ 273,381,853     $ 252,202,952
                                                                                         ===============================
                          * Undistributed investment income--net ....................    $   3,524,872     $   3,401,628
                                                                                         ===============================

      See Notes to Financial Statements.


                MUNIASSETS FUND, INC.           MAY 31, 2005                  13

Financial Highlights

                                                                                       For the Year Ended May 31,
The following per share data and ratios have been derived      --------------------------------------------------------------------
from information provided in the financial statements.           2005           2004           2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year ........   $  12.36       $  11.94       $  12.55       $  12.96       $  12.76
                                                               --------------------------------------------------------------------
                 Investment income--net ....................        .81+           .83+           .81+           .79            .83
                 Realized and unrealized gain (loss)--net ..       1.04            .38           (.64)          (.41)           .19
                                                               --------------------------------------------------------------------
                 Total from investment operations ..........       1.85           1.21            .17            .38           1.02
                                                               --------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net .................       (.81)          (.78)          (.78)          (.79)          (.82)
                    Realized gain--net .....................         --           (.01)            --             --             --
                                                               --------------------------------------------------------------------
                 Total dividends and distributions .........       (.81)          (.79)          (.78)          (.79)          (.82)
                                                               --------------------------------------------------------------------
                 Net asset value, end of year ..............   $  13.40       $  12.36       $  11.94       $  12.55       $  12.96
                                                               ====================================================================
                 Market price per share, end of year .......   $  13.27       $  11.38       $  11.91       $  11.66       $  13.00
                                                               ====================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share ........      15.65%         10.74%          1.61%          3.30%          8.58%
                                                               ====================================================================
                 Based on market price per share ...........      24.39%          2.22%          9.09%         (4.32%)        24.22%
                                                               ====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                 Expenses, excluding reorganization expenses        .67%           .67%           .78%           .74%           .76%
                                                               ====================================================================
                 Expenses ..................................        .67%           .67%           .78%           .83%           .76%
                                                               ====================================================================
                 Investment income--net ....................       6.30%          6.71%          6.76%          6.16%          6.44%
                                                               ====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) ....   $273,382       $252,203       $243,671       $255,150       $135,448
                                                               ====================================================================
                 Portfolio turnover ........................      19.67%         19.14%         26.98%         20.07%         17.11%
                                                               ====================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


14              MUNIASSETS FUND, INC.           MAY 31, 2005

Notes to Financial Statements

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short- term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


                MUNIASSETS FUND, INC.           MAY 31, 2005                  15

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% based upon the average weekly value of the Fund's net assets.

For the year ended May 31, 2005, the Fund reimbursed FAM $5,717 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2005, were $50,628,079 and $51,960,935, respectively.

4. Common Stock Transactions:

At May 31, 2005, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.069000 per share on June 29, 2005 to shareholders of record on June 14, 2005.

The tax character of distributions paid during the fiscal years ended May 31, 2005 and May 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                 5/31/2005            5/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..................          $16,462,568          $15,993,376
  Ordinary Income ....................                   --              104,855
                                                --------------------------------
Total distributions ..................          $16,462,568          $16,098,231
                                                ================================

As of May 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ...................       $  3,826,072
Undistributed long-term capital gains -- net .............                 --
                                                                 ------------
Total undistributed earnings -- net ......................          3,826,072
Capital loss carryforward ................................        (31,361,746)*
Unrealized gains -- net ..................................          1,730,912**
                                                                 ------------
Total accumulated losses -- net ..........................       $(25,804,762)
                                                                 ============

* On May 31, 2005, the Fund had a net capital loss carryforward of $31,361,746, of which $2,052,069 expires in 2007, $6,860,553 expires in
      2008, $3,487,083 expires in 2009, $2,260,830 expires in 2010, $7,452,325 expires in 2011, $5,486,273 expires in 2012 and $3,762,613 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and the book/tax differences in the accrual of income on securities in default.


16              MUNIASSETS FUND, INC.           MAY 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniAssets Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniAssets Fund, Inc. as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniAssets Fund, Inc. as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 15, 2005

Fund Certification (unaudited)

In September 2004, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by MuniAssets Fund, Inc. during the taxable year ended May 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.


                MUNIASSETS FUND, INC.           MAY 31, 2005                  17

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex- dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


18              MUNIASSETS FUND, INC.           MAY 31, 2005

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


                MUNIASSETS FUND, INC.           MAY 31, 2005                  19

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   125 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         169 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since        38 Funds        None
Bodurtha    Princeton, NJ               present  1996 and Executive Vice President thereof from        55 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 61                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of              38 Funds        Kimco
            Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                         Corporation
            Age: 70                              Member of CIEBA's Executive Committee since 1988
                                                 and its Chairman from 1991 to 1992; Assistant
                                                 Treasurer of International Business Machines
                                                 Corporation ("IBM") and Chief Investment Officer
                                                 of IBM Retirement Funds from 1986 to 1993;
                                                 Member of the Investment Advisory Committee of
                                                 the State of New York Common Retirement Fund
                                                 since 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical Institute
                                                 from 1997 to 2000; Director, Duke University
                                                 Management Company from 1992 to 2004, Vice
                                                 Chairman thereof from 1998 to 2004 and Director
                                                 Emeritus thereof since 2004; Director, LaSalle
                                                 Street Fund from 1995 to 2001; Director, Kimco
                                                 Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998; Vice Chairman
                                                 thereof from 2002 to 2005 and Chairman thereof
                                                 since 2005; Director, Montpelier Foundation
                                                 since 1998 and its Vice Chairman since 2000;
                                                 Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member of
                                                 the Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.


20              MUNIASSETS FUND, INC.           MAY 31, 2005

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 66                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 62                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank
                                                 (now Wells Fargo) from 1983 to 1988; Director,
                                                 First National Bank of New Mexico (now Wells
                                                 Fargo) from 1975 to 1976; Vice President, American
                                                 Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers Equity Mutual Funds from
                                                 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     1993 to  Chairman of Fernwood Associates, Inc. (investment     39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 71                              R.P.P. Corporation (manufacturing company)
                                                 since 1978; Director of International Mobile
                                                 Communications, Incorporated (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


                MUNIASSETS FUND, INC.           MAY 31, 2005                  21

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and 1999 since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    to       President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2003 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management) of
Jacob       Princeton, NJ  Vice         present  MLIM from 1997 to 2000.
            08543-9011     President
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2003 to  Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management) of
Loffredo    Princeton, NJ  Vice         present  MLIM from 1997 to 2000.
            08543-9011     President
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Theodore R. P.O. Box 9011  Vice         1997 to  Managing Director of MLIM since 2005; Director (Municipal Tax-Exempt Fund
Jaeckel Jr. Princeton, NJ  President    present  Management) of MLIM since 1997; Vice President of MLIM since 1991.
            08543-9011
            Age: 45
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

MUA


22              MUNIASSETS FUND, INC.           MAY 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

                MUNIASSETS FUND, INC.           MAY 31, 2005                  23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniAssets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #16716 -- 5/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending May 31, 2005 - $27,500
                                  Fiscal Year Ending May 31, 2004 - $26,000


         (b) Audit-Related Fees - Fiscal Year Ending May 31, 2005 - $0
                                  Fiscal Year Ending May 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending May 31, 2005 - $5,700
                                  Fiscal Year Ending May 31, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending May 31, 2005 - $0
                                  Fiscal Year Ending May 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending May 31, 2005 - $9,030,943
             Fiscal Year Ending May 31, 2004 - $16,581,086

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold (resigned as of October 1, 2004)
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniAssets Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniAssets Fund, Inc.

Date: July 15, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniAssets Fund, Inc.

Date: July 15, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniAssets Fund, Inc.

Date: July 15, 2005